Exhibit 99.2

Dear PowerSecure Teammates:

Today is one of the most exciting days in the history of PowerSecure!

We are announcing today (see press release attached) that we have reached a merger agreement for PowerSecure to become a wholly-owned subsidiary of Southern Company, one of the largest investor owned utilities (IOUs) in the United States, and one of the most respected utilities in the world.

This is great news for us as the transaction will offer PowerSecure new opportunities and the benefits of a much stronger financial platform as part of Southern Company. In 2015, Southern Company reported earnings of $2.4 billion, or $2.60 per share, and has a significant balance sheet. Customers and potential customers will now see this balance sheet standing behind PowerSecure. And Southern Company’s constructive approach to other IOUs and utilities will enable PowerSecure to continue serving our utility partners with the resources and expertise of Southern Company supporting us.

There is also tremendous synergy between the corporate cultures of Southern Company and PowerSecure. Both companies are centered on core values of integrity and customer service. Our culture at PowerSecure has been vital to our success and this culture will continue to be nurtured within Southern Company. One of the reasons Southern Company has such a strong culture is because of their leadership team, which is among the very best in the industry. Several of PowerSecure’s leaders (including me) started our careers at Southern Company or have worked closely with them as a customer and we have personal experience with their outstanding team.

YOUR hard work and success are responsible for PowerSecure reaching this milestone. Because of the value we have all have delivered to customers over the past 15 years, Southern Company is paying more than $400 million to acquire PowerSecure. This represents an approximately 80% premium over the current share price of PowerSecure and is an affirmation of what we have accomplished together.

As exciting as today is, it is just the beginning of an even more exciting future for PowerSecure. Southern Company understands the importance of distributed infrastructure for the energy industry and believes that this transaction will position the combined company to compete effectively in that space.

I will host a call for our team leaders later this evening to discuss how we plan to respond to any questions from customers, and we will be scheduling town hall sessions across the company to celebrate and to answer any questions you have. We expect the acquisition to be completed by the end of June. Until the acquisition is completed, PowerSecure will continue to operate as an independent company. Today’s announcement may lead to questions from the press and financial community. If you are contacted, please do not respond to these inquires and forward them directly to John Bluth at 919-453-2103.

On a day-to-day basis, it is business-as-usual for PowerSecure. We will stay focused on serving our customers with world-class solutions and superior customer service.

Thank you for all you have done to help PowerSecure achieve the success that Southern Company has validated today!

Sidney Hinton

President and CEO

PowerSecure International (NYSE: POWR)

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the transaction between PowerSecure International, Inc. (the “Company”) and The Southern Company (“Southern”). In connection with the transaction, the Company intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a proxy statement that will be mailed to the Company’s stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE TRANSACTION. Investors and security holders will be able to obtain the proxy statement (when available), as well as other materials and documents filed with the SEC, free of charge, at the SEC’s website at www.sec.gov, or free of charge from the Company at www.powersecure.com under the Investor Relations tab or by directing a request to the Company at PowerSecure International, Inc., 1609 Heritage Commerce Court, Wake Forest, North Carolina 27587, attention: Investor Relations. Investors and security holders may also read and copy any reports, statements and other information filed by the Company with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

The Company and its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding the Company’s directors and executive officers is available in its definitive proxy statement filed with the SEC on April 24, 2015, and in its Annual Report on Form 10-K filed with the SEC on March 2, 2015. These documents can be obtained free of charge as indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the expected benefits of the transaction, such as growth potential, market profile, financial strength, and enhanced earnings per share, the expected timing of the completion of the transaction, future financial and operating results, Southern’s and the Company’s future plans, objectives, expectations and intentions. These forward-looking statements are often characterized by the use of words such as “expect,” “anticipate,” “intend,” “estimate,” “plan,” “believe,” “may,” “project,” “potential,” “forecast,” “target,” “guidance,” “outlook,” “should,” “will,” “could,” “continue” and the negative or plural of these words and other comparable terminology.

Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties and undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that are difficult to predict and could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the failure to receive, on a timely basis or otherwise, the required approvals by the Company’s stockholders and government or regulatory agencies (including the terms of such approvals); the risk that a condition to closing of the merger may not be satisfied; the risk that the businesses will not be integrated successfully; the possibility that the anticipated benefits from the transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs related to the integration of Southern and the Company will be greater than expected; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the diversion of management time on transaction-related issues; the on-going uncertainty and inconsistency in the economy, financial markets and business markets; the impact of legislative, regulatory and competitive changes; and other and other risks, uncertainties and other factors identified from time to time in in the Company’s reports filed with or furnished to the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, as well as subsequently filed Quarterly Reports Form 10-Q and Current Reports on Form 8-K, copies of which may be obtained by visiting the investor relations page of the Company’s website or the SEC’s website at www.sec.gov. There can be no assurance that the transaction will in fact be consummated.

The Company cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the Company, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the transaction or other matters attributable to the Company or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this release. The Company does not undertake any duty or obligation to update or revise any forward-looking statement for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise, except as may be required by law.